CERTIFICATION PURSUANT TO
18 U.S.C.. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350 (as adopted pursuant to
906 of the Sarbanes-Oxley Act of 2002), I, the
Chief Executive Officer of Casino Journal
Publishing Group, Inc. (the 'Company"), hereby certify, that to the best of my knowledge, the Quarterly report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the
"Report") fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange
Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2002

/s/ Glenn Fine Glenn Fine,
Chairman and Chief Executive Officer




CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350 (as adopted pursuant to
906 of the Sarbanes-Oxley Act of 2002), I, the
Chief Financial Officer of Casino Journal
Publishing Group, Inc. (the "Company"), hereby certify, that to the best of my knowledge, the Quarterly report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the
"Report") fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange
Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2002

 /s/ Alan R. Woinski
Alan R. Woinski, President and Chief Financial
Officer